UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2015

QAD Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22823	77-0105228
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

100 Innovation Place, Santa Barbara, CA	93108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 566-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

QAD Inc. (the “Company”) is filing this Form 8-K to update its “Risk Factors” relating to the Company and its business. The following risk factors shall be deemed to be filed pursuant to the Securities Exchange Act of 1934, as amended.

RISK FACTORS

Risks associated with our cloud service offerings

Defects and disruptions in our services could diminish demand for our service and subject us to liability.

Our cloud service offerings are complex and incorporate a variety of hardware and proprietary and third-party software, and may have errors or defects that could result in unanticipated downtime for our customers and harm to our reputation and our business. We have from time to time found defects in our services and new defects may be discovered in the future, especially in connection with the integration of new technologies and the introduction of new services. As a result, we could lose future sales and existing customers could elect to not renew or make warranty or other claims against us and potentially expose us to the expense and risk of litigation.

Our revenue and profitability will be adversely affected if we do not properly manage our cloud service offerings.

The pricing and other terms of some of our cloud agreements require us to make estimates and assumptions at the time we enter into these contracts that could differ from actual results. Early termination, increased costs or unanticipated delays could have a material adverse effect on our profit margin and generate negative cash flow. Further, if we experience delays in implementing new cloud customers (whether due to product defects, system complexities or other factors) then customers may delay the deployment of additional users and sites, which could adversely affect our revenue growth. If we fail to meet our system availability commitments or other customer obligations then we may be required to give credits or refund fees, and we may be subject to litigation and loss of customer business. For example, if we were to miss our system availability commitments then we are obligated under our customer contracts to issue one day’s credit against future fees for each hour of system unavailability. We expend significant resources to improve the reliability and security of our cloud offerings and the cost of these investments could reduce our operating margins.

We rely on third-party hosting and other service providers.

We currently serve our customers from third-party data center hosting facilities located in the United States and other countries. We do not control the operation of any of these facilities, and they are vulnerable to damage or interruption from earthquakes, floods, fires, power loss, telecommunications failures and similar events. They may also be subject to breaches of computer hardware and software security, break-ins, sabotage, intentional acts of vandalism and similar misconduct. Despite precautions taken at these facilities, the occurrence of a natural disaster or an act of terrorism, a decision to close the facilities without adequate notice or other unanticipated problems at these facilities could result in lengthy interruptions in our service. Even with our disaster recovery precautions, our services could be interrupted. Any loss or interruption of these services could significantly increase our expenses and/or result in errors or a failure of our services which could adversely affect our business. In addition, these vendor services may not continue to be available at reasonable prices or on commercially reasonable terms, or at all.

We may be exposed to liability and loss from security breaches.

Our cloud services involve the storage and transmission of customers’ proprietary information, and security breaches could expose us to a risk of loss of this information, litigation and possible liability. These security measures may be breached in numerous ways, including remote or on-site break-ins by computer hackers or

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employee error during transfer of data to additional data centers or at any time, and result in unauthorized access to our own and our customers’ data, intellectual property and other confidential business information. Additionally, third parties may attempt to induce employees or customers into disclosing sensitive information such as user names, passwords or other information in order to gain access to our own and our customers’ data, intellectual property and other confidential business information. Because the techniques used to obtain unauthorized access, or to sabotage systems, change frequently and generally are not recognized until launched against a target, we may be unable to anticipate these techniques or to implement adequate preventative measures. Any security breach could result in a loss of confidence in the security of our service, damage our reputation, disrupt our business, lead to legal liability and adversely impact our future sales which could have a material adverse effect on our business.

Our solutions could be used to collect and store personal information of our customers’ employees or customers, and therefore privacy concerns could result in additional cost and liability to us or inhibit sales of our solutions.

Personal privacy has become a significant issue in the United States and in many other countries where we offer our solutions. The regulatory framework for privacy issues worldwide is currently evolving and is likely to remain uncertain for the foreseeable future. Many federal, state and foreign government bodies and agencies have adopted, or are considering adopting, laws and regulations regarding the collection, use, disclosure and retention of personal information. In the United States, these include, for example, rules and regulations promulgated under the authority of the Federal Trade Commission, the Health Insurance Portability and Accountability Act of 1996, or HIPAA, the Gramm-Leach-Bliley Act, or GLB, and state breach notification laws. Internationally, virtually every jurisdiction in which we operate has established its own data security and privacy legal framework with which we or our customers must comply, including the Data Protection Directive established in the European Union and the Federal Data Protection Act passed in Germany.

In addition to laws and regulations, privacy advocacy and industry groups or other private parties may propose new and different privacy standards that either legally or contractually apply to us. Because the interpretation and application of privacy and data protection laws and privacy standards are still uncertain, it is possible that these laws or privacy standards may be interpreted and applied in a manner that is inconsistent with our existing data management practices or the features of our solutions. If so, in addition to the possibility of fines, lawsuits and other claims, we could be required to fundamentally change our business activities and practices or modify our solutions, which could have an adverse effect on our business. Any inability to adequately address privacy concerns, even if unfounded, or comply with applicable privacy or data protection laws, regulations and privacy standards, could result in additional cost and liability to us, damage our reputation, inhibit sales of subscriptions and harm our business. Furthermore, the costs of compliance with, and other burdens imposed by, the laws, regulations, and privacy standards that are applicable to the businesses of our customers may limit the use and adoption of, and reduce the overall demand for, our solutions. Privacy concerns, whether valid or not valid, may inhibit market adoption of our solutions particularly in certain industries and foreign countries.

Changes in laws may adversely affect our business.

The laws and regulations applicable to hosted service providers are unsettled, particularly in the areas of privacy and security. Changes in these laws could affect our ability to provide services from or to some locations and could increase both the costs and risks associated with providing the services. Further, our customers are subject to laws and regulations concerning their use of personally identifiable information from their customers and other contacts. Such laws and regulations may restrict our customers’ use of personally identifiable information to a degree that limits demand for our services and thereby harms our business.

The market for cloud services may not develop as quickly as we expect.

The market for enterprise cloud computing application services is not as mature as the market for traditional enterprise software, and it is uncertain whether these services will achieve and sustain high levels of demand and market acceptance. Our success will depend on the willingness of customers to increase their use of enterprise cloud computing application services in general, and for ERP applications in particular. Some enterprises may be unwilling to use enterprise cloud computing application services because they have concerns regarding security risks, international transfers of data, evolving regulation, government or other third-party access to data, use of outsourced services providers, and unwillingness to abandon past infrastructure investments. If the market for

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enterprise cloud computing application services does not evolve in the way we anticipate or if customers do not recognize the benefits of our cloud solutions over traditional on-premise enterprise software products, and as a result we are unable to increase sales of subscriptions to our cloud offerings, then our revenues may not grow or may decline and our operating results would be harmed.

Our focus on cloud services may result in the loss of other business opportunities.

We have focused our sales force, management team and other personnel toward growing our cloud business. This redirection of resources could potentially result in the loss of sales opportunities in our traditional license, maintenance and services businesses. If our cloud business does not grow in accordance with our expectations and we are not able to cover the shortfall with other sales opportunities, then our business could be harmed.

Risks associated with rapid technological change and complexity

The market for our products and services is characterized by rapid technological change.

Customer requirements for products can change rapidly as a result of innovation or change within the computer hardware and software industries, the introduction of new products and technologies and the emergence of, adoption of, or changes to, industry standards. Our future success, including with our cloud service offerings, will depend upon our ability to continue to enhance our current product line and to develop and introduce new products and services that keep pace with technological developments, satisfy increasingly sophisticated customer requirements, keep pace with industry and compliance standards and achieve market acceptance. Our failure to successfully develop or acquire and market product enhancements or new products could have a material adverse effect on our business. Developing software and cloud offerings is expensive. We will continue to make significant investments in research and development, and we may not realize significant new revenue from these investments for several years, if at all.

New software releases and enhancements may adversely affect our software sales.

The actual or anticipated introduction of new products, technologies and industry standards can render existing products obsolete or unmarketable or result in delays in the purchase of those products. Significant delays in launching new products may also jeopardize our ability to compete. Failure by us to anticipate or respond to developments in technology or customer requirements, significant delays in the introduction of new products or failure by us to maintain overall customer satisfaction could have a material adverse effect on our business.

Services engagements are increasingly complex and pose additional risks.

Services engagements may involve increased technological complexity, customer customization requests and other challenges, including in connection with our cloud environments, and demand a significant number of specialized technical resources. Our failure to successfully address these issues could have a material adverse effect on our business.

Risks associated with our revenue, expenses and pricing

Because of significant fluctuations in our revenue, period-to-period comparisons of our revenue or profit may not be meaningful.

Our quarterly and annual operating results have fluctuated in the past and may do so in the future. Such fluctuations have resulted from the seasonality of our customers’ manufacturing businesses and budget cycles and other factors. Moreover, there can be no assurance that our revenue will grow in future periods or that we will be profitable on a quarterly or annual basis.

A significant portion of our revenue in any quarter may be derived from a limited number of large, non-recurring license sales.

We may experience large individual license sales, which may cause significant variations in license fees being reported on a quarterly basis. We also believe that the purchase of our products is discretionary and may involve a significant commitment of a customer’s capital resources. Therefore, a downturn in any significant customer’s business could have a significant adverse impact on our revenue and profit. Further, we have historically recognized a substantial portion of our license revenue from sales booked and shipped in the last month of a quarter and, as a result, the magnitude of quarterly fluctuations in license fees may not become

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evident until the end of a particular quarter. Our revenue from license fees in any quarter is substantially dependent on orders booked and shipped in that quarter. We are unlikely to be able to generate revenue from alternative sources if we discover a shortfall near the end of a quarter.

Our financial forecasts are subject to uncertainty due to inaccurate sales forecasts.

Our revenues, and particularly our new software license revenue, are difficult to forecast, and, as a result, our financial forecasts are subject to uncertainty. Specifically, our sales forecasts are based on estimates that our sales personnel make regarding the likelihood of potential sales, including their expected closing date and fee amounts. If these estimates are inaccurate then our financial forecasts may also be inaccurate.

The margins in our services business may fluctuate.

Services revenue is dependent upon the timing and size of customer orders to provide the services, as well as upon our related license and subscription sales. In addition, certain engagements may involve fixed price arrangements and significant staffing which require us to make estimates and assumptions at the time we enter into these contracts. Variances between these estimates and assumptions and actual results could have an adverse effect on our profit margin and generate negative cash flow and negative services margins. To the extent that we are not successful in securing orders from customers to provide services, or to the extent we are not successful in achieving the expected margin on such services, our results of operations may be adversely affected.

The margins in our cloud service offerings may fluctuate.

Our cloud service offerings may involve fixed price arrangements, fixed and up-front costs and significant staffing which require us to make estimates and assumptions at the time we enter into these contracts. Variances between these estimates and assumptions and actual results could have an adverse effect on our profit margin and/or generate negative cash flow. To the extent that we are not successful in securing orders from customers to provide cloud services, or to the extent we are not successful in achieving the expected margin on such solutions, our results may be adversely affected.

Because we recognize revenue from cloud services over the term of the subscription, downturns or upturns in new business may not be immediately reflected in our operating results.

We generally recognize revenue from customers ratably over the terms of their subscription agreements. As a result, most of the revenue we report in each quarter is the result of subscription agreements entered into during previous quarters. Consequently, a decline in new or renewed subscriptions in any one quarter may not be reflected in our revenue results for that quarter. Any such decline, however, will negatively affect our revenue in future quarters. Accordingly, the effect of significant downturns in sales and market acceptance of our service, and potential changes in our attrition rate may not be fully reflected in our results of operations until future periods. Our subscription model also makes it difficult for us to rapidly increase our revenue through additional sales in any period, as revenue from new customers must be recognized over the applicable subscription term.

A significant portion of our revenue is derived from maintenance renewals with our existing installed base of customers.

Significant portions of our maintenance revenues are generated from our installed base of customers. Maintenance and support agreements with these customers are traditionally renewed on an annual basis at the customer’s discretion, and there is normally no requirement that a customer renew or that a customer pay new license or service fees to us following the initial purchase. If our existing customers do not renew their maintenance agreements or fail to purchase new user licenses or product enhancements or additional services at historical levels, our revenues and results of operations could be adversely affected.

Our maintenance renewal rate is dependent upon a number of factors such as our ability to continue to develop and maintain our products, our ability to continue to recruit and retain qualified personnel to assist our customers, and our ability to promote the value of maintenance for our products to our customers.

Maintenance renewals are also dependent upon factors beyond our control such as technology changes and their adoption by our customers, budgeting decisions by our customers, changes in our customers’ strategy or ownership and plans by our customers to replace our products with competing products. If our maintenance renewal rate were to decrease, our revenue and results of operations would be adversely affected.

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We encounter pressure to make concessions on our pricing and pricing models.

We are occasionally obliged to offer deep discounts and other favorable terms in order to match or exceed the product and service offerings of our competitors. If we do not adapt our pricing models to reflect changes in customer demand, or if customer demand is adversely impacted by our failure to adapt our pricing models, our revenues could decrease. Further, broad-based changes to our pricing models could adversely affect our revenues and operating results as our sales force implements, and our customers and accounting practices adjust to, the new pricing models.

We may have exposure to additional tax liabilities.

As a multinational organization, we are subject to income taxes as well as non-income taxes in the United States and in various foreign jurisdictions. Significant judgment is required in determining our worldwide income tax provision and other tax liabilities. Although we believe that our tax estimates are reasonable, the final determination of tax audits or tax disputes may differ from what is reflected in our historical income tax provisions and accruals.

Our tax rate could be adversely affected by several factors, many of which are outside of our control, including:

•	Changes in jurisdictional revenue mix;

•	Changing tax laws, regulations and interpretations thereof;

•	Changes in tax rates;

•	Changes to the valuation allowance on deferred tax assets; and

•	Assessments and any related tax, interest or penalties.

If we are deemed to owe additional taxes, our results of operations may be adversely affected.

We report our results based on the amount of taxes owed in the various tax jurisdictions in which we operate.

Periodically, we may receive notices that a tax authority in a particular jurisdiction believes that we owe a greater amount of tax than we have reported, in which case, we may engage in discussions or possible dispute resolutions with these tax authorities. If the ultimate determination of our taxes owed in any of these jurisdictions is for an amount in excess of the tax provision we have recorded or reserved for, our operating results, cash flows, and financial condition could be adversely affected. We are also subject to non-income taxes, such as payroll, sales, use, value-added, net worth, property and goods and services taxes, in the United States and in various foreign jurisdictions. Audits or disputes relating to non-income taxes may result in additional liabilities that could negatively affect our operating results, cash flows and financial condition.

Our personnel restructurings may incur significant expense and be disruptive.

We have in the past restructured our workforce on a company-wide, business function or geographic basis in connection with strategic changes, cost containment and other purposes. Such restructurings, and in particular reductions in the workforce, may result in significant severance and other expenses and may also reduce productivity.

Initiatives to upgrade our internal information technology systems involve risks which could disrupt our operations, increase our costs or harm our business.

We rely on our internal information technology systems for development, marketing, support, sales, accounting and financial reporting and other operations. We regularly implement business process improvements to optimize the performance of these systems. Such improvements require significant capital investments and personnel resources. Difficulties in implementation could disrupt our operations, increase our costs or otherwise harm our business. In particular, we are in the process of implementing upgrades to our internal information technology systems supporting financial operations, which we expect will have a pervasive impact on our business processes and information systems across a significant portion of our operations. As a result, we may experience significant changes in our operational processes and internal controls as our implementation progresses. If we are unable to successfully implement these upgrades, including harmonizing our systems,

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processes and data, our ability to conduct routine business functions could be negatively impacted and significant disruptions to our business could occur. In addition, such difficulties could cause us to incur material unanticipated expenses, including additional costs of implementation or costs of conducting business, or result in errors and delays in invoicing customers, collecting cash, paying vendors and financial reporting.

Risks associated with our sales cycle

Our products involve a long sales cycle and the timing of sales is difficult to predict. Because the licensing of our primary products generally involves a significant commitment of capital or a long-term commitment by our customers, the sales cycle associated with a customer’s purchase of our products is generally lengthy.

This cycle varies from customer to customer and is subject to a number of significant risks over which we have little or no control. The evaluation process that our customers follow generally involves many of their personnel and requires complex demonstrations and presentations to satisfy their needs. Significant effort is required by us to support this approach, whether we are ultimately successful or not. If sales forecasted for a particular quarter are not realized in that quarter, then we are unlikely to be able to generate revenue from alternative sources in time to compensate for the shortfall. As a result, a lost or delayed sale could have a material adverse effect on our quarterly and annual operating results.

Risks associated with our solutions

We may experience defects in our software products and services.

Software products frequently contain defects, including security flaws, especially when first introduced or when new versions are released. The detection and correction of errors and security flaws can be time consuming and costly. Defects in our software products, or in the software of third parties, could affect the ability of our products to work with other hardware or software products. Our software product errors could delay the development or release of new products or new versions of products and could adversely affect market acceptance of our products. Errors and security flaws may also adversely affect our ability to conduct our cloud operations. Such defects, together with third-party products, software customizations and other factors outside our control, may also impair our ability to complete services implementations on time and within budget. Customers who rely on our software products and services for applications that are critical to their businesses may have a greater sensitivity to product errors and security vulnerabilities than customers for software products generally. Software product errors and security flaws in our products or services could expose us to product liability, performance and warranty claims as well as harm our reputation, which could adversely impact our future sales of products and services.

Dependence on third-party suppliers

We are dependent on Progress Software Corporation.

The majority of QAD Enterprise Applications are written in a programming language that is proprietary to Progress Software Corporation, or “Progress.” These QAD Enterprise Applications do not run within programming environments other than Progress and therefore our customers must acquire rights to Progress software in order to use these QAD Enterprise Applications. We have an agreement with Progress under which Progress licenses us to distribute and use Progress software related to our products. This agreement remains in effect unless terminated either by a written three-year advance notice or due to a material breach that is not remedied. If Progress were to provide notice that it was terminating its agreement with us, this could have a material adverse effect on our business and prospects.

Our success is dependent upon our continuing relationship with Progress.

Our success is also dependent upon Progress continuing to develop, support and enhance its programming language, its toolset and its database, as well as the continued market acceptance of Progress products. A change in Progress’ control, management or direction may adversely impact our relationship with Progress and our ability to rely on Progress products in our business. We have in the past, and may in the future, experience product release delays because of delays in the release of Progress products or product enhancements. Any of these delays could have a material adverse effect on our business.

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We are dependent on other third-party suppliers.

We resell certain software which we license from third parties other than Progress. There can be no assurance that these third-party software arrangements and licenses will continue to be available to us on terms that provide us with the third-party software we require, provide adequate functionality in our products on terms that adequately protect our proprietary rights or are commercially favorable to us.

Certain QAD Enterprise Applications are developed using embedded programming tools from Microsoft and Sun Microsystems (owned by our competitor Oracle) for the Microsoft .NET framework and Java Programming environments, respectively. We rely on these environments’ continued compatibility with customers’ desktop and server operating systems. In the event that this compatibility is limited, some of our customers may not be able to easily upgrade their QAD software. If the present method of licensing the .NET framework as part of Microsoft’s Desktop Operating systems is changed and a separate price were applied to the .NET framework, our expenses could increase substantially. Similarly, if Oracle decided to charge fees or otherwise change the historical licensing terms for Java technology, our expenses could increase substantially. For both of the .Net and Java elements, we rely on market acceptance and maintenance of these environments and we may be adversely affected if these were withdrawn or superseded in the market.

Our partner agreements, including development, product acquisition and reseller agreements, contain confidentiality, indemnity and non-disclosure provisions for the third party and end user. Failure to establish or maintain successful relationships with these third parties or failure of these parties to develop and support their software, provide appropriate services and fulfill confidentiality, indemnity and non-disclosure obligations could have an adverse effect on us. We have been in the past, and expect to be in the future, party to disputes about ownership, license scope and royalty or fee terms with respect to intellectual property. Failure to prevail in any such dispute could have a material adverse effect on our business.

Risks associated with our proprietary rights and customer contracts

Our intellectual property may be at risk as a result of a variety of different factors.

We rely on a combination of protections provided by applicable copyright, trademark, patent and trade secret laws, as well as on confidentiality procedures and licensing arrangements, to establish and protect our rights in our software and related materials and information. We enter into licensing agreements with each of our customers and these agreements provide for the non-exclusive use of QAD Enterprise Applications. Our license contracts contain confidentiality and non-disclosure provisions, a limited warranty covering our applications and indemnification for the customer from infringement actions related to our applications. In addition, we generally license our software to end-users in both object code (machine-readable) and source code (human-readable) formats. While this practice facilitates customization, making software available in source code also makes it possible for others to copy or modify our software for impermissible purposes.

Despite our efforts, it may be possible for others to copy portions of our products, reverse engineer them or obtain and use information that we regard as proprietary, all of which could adversely affect our competitive position. Furthermore, there can be no assurance that our competitors will not independently develop technology similar to ours. In addition, the laws of certain countries do not protect our proprietary rights to the same extent as the laws of the United States.

The success of our business is highly dependent on maintenance of intellectual property rights.

The unauthorized use of our intellectual property rights may increase the cost of protecting these rights or reduce our revenues. We may initiate, or be subject to, claims or litigation for infringement of proprietary rights or to establish the validity of our proprietary rights, which could result in significant expense to us, cause product shipment delays, require us to enter royalty or licensing agreements and divert the efforts of our technical and management personnel from productive tasks, whether or not such litigation were determined in our favor.

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We may be exposed to claims for infringement or misuse of intellectual property rights and/or breach of license agreement provisions.

Third parties may initiate proceedings against us claiming infringement or other misuse of their intellectual property rights and/or breach of our agreements with them. The likelihood of such claims may increase as new patents continue to be issued and the use of open source and other third-party code becomes more prevalent; and may also increase if we acquire businesses or expand into new markets in the future. Any such claims, regardless of validity, may cause us to:

•	Pay license fees or monetary damages;

•	Incur high legal fees in defense of such claims;

•	Alter or stop selling our products;

•	Satisfy indemnification obligations to our customers;

•	Release source code to third parties, possibly under open source license terms; and

•	Divert management’s time and attention from operating our business.

We may be exposed to product liability claims and other liability.

While our customer agreements typically contain provisions designed to limit our exposure to product liability claims and other liability, we may still be exposed to liability in the event such provisions may not apply.

We have an errors and omissions insurance policy which may not totally protect us.

The Company has an errors and omissions insurance policy. However, this insurance may not continue to be available to us on commercially reasonable terms or at all, or a claim otherwise covered by our insurance may exceed our coverage limits. We may be subject to product liability claims or errors or omissions claims that could have an adverse effect on us. Moreover, defending a suit, regardless of its merits, could entail substantial expense and require the time and attention of key management personnel.

Risks associated with our market and the economy

The market in which we participate is highly competitive and if we do not compete effectively our operating results could be harmed.

The market for enterprise software solutions is highly competitive and subject to changing technology, shifting customer needs and introductions of new products and services. Many of our current and potential competitors enjoy substantial competitive advantages, such as greater name recognition, larger marketing budgets and substantially greater financial, technical and other resources. In addition, many of our current and potential competitors have established marketing relationships and access to larger customer bases. A number of companies offer products that are similar to our products and target the same markets. Any of these competitors may be able to respond more quickly to new or changing opportunities, technologies and market trends (such as cloud computing), and devote greater resources to the development, promotion and sale of their products. Our competitors may also offer extended payment terms or price reductions for their products and services, either of which could materially and adversely affect our ability to compete successfully. There can be no assurance that we will be able to compete successfully against current and future competitors or that the competitive pressures that we may face will not materially adversely affect our business, revenue and results of operations.

We are dependent upon achieving success in certain concentrated markets.

We have made a strategic decision to concentrate our product development, as well as our sales and marketing efforts, in certain vertical manufacturing industry segments: automotive, life sciences, consumer products, food and beverage, high technology and industrial products. We also concentrate our efforts on certain geographies, where costs to stay in compliance with local requirements could be extensive and require a large amount of resources. An important element of our strategy is the achievement of technological and market leadership recognition for our software products in these segments and geographies. The failure of our products to achieve or maintain substantial market acceptance in one or more of these segments or geographies could have an adverse effect on us. If any of these targeted industry segments or geographies experience a material slowdown or reduced growth, those conditions could adversely affect the demand for our products.

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Unfavorable economic conditions may adversely impact our business, operating results and financial condition.

Our operations and performance are subject to the risks arising from worldwide economic conditions, which are themselves impacted by other events, such as financial crises, natural disasters and political turmoil. In particular, the negative impact of economic conditions on manufacturing companies could have a substantial adverse effect on our sales, because our products are focused on supporting manufacturing companies. Ongoing uncertainty about current global economic conditions may result in reductions in sales of our products, longer sales cycles, slower adoption of new technologies and increased price competition as manufacturing companies may delay, reduce or forego spending in response to declining asset values, tight credit, high unemployment, natural disasters, political unrest and negative financial news. Such economic conditions may also result in our customers extending their payment periods or experiencing reduced ability to pay amounts owed to us. Uncertainty about current global economic conditions could also increase the volatility of our stock price. If any of the foregoing occur, our results of operations may be adversely affected.

Risks associated with our third-party relationships

We are dependent upon the development and maintenance of sales, services and marketing channels.

We sell and support our products through direct and indirect sales, services and support organizations throughout the world. We also maintain relationships with a number of consulting and systems integration organizations that we believe are important to our worldwide sales, marketing, service and support activities and to the implementation of our products. We believe this strategy allows for additional flexibility in ensuring our customers’ needs for services are met in a cost effective, timely and high quality manner. Our services providers generally do not receive fees for the sale of our software products unless they participate actively in a sale as a sales agent or a distributor. We are aware that these third-party service providers do not work exclusively with our products and in many instances have similar, and often more established, relationships with our principal competitors. If these third parties exclusively pursue products or technology other than QAD software products or technology, or if these third parties fail to adequately support QAD software products and technology or increase support for competitive products or technology, we could be adversely affected.

Risks associated with acquisitions we may make

We may make acquisitions or investments in new businesses, products or technologies that involve additional risks.

As part of our business strategy, we have made, and expect to continue to make, acquisitions of businesses or investments in companies that offer complementary products, services and technologies. Such acquisitions or investments involve a number of risks which could adversely affect our business or operating results, including:

•	Our business strategy may not be furthered by an acquisition as we planned;

•	We may be unable to retain customers, vendors, distributors, business partners or other relationships associated with the acquired business;

•	Our due diligence may not identify significant liabilities or deficiencies associated with the business, assets, products, financial condition or accounting practices of an acquired company;

•	We may have difficulty integrating an acquired business due to incompatible business cultures;

•	We may incur significant integration costs related to assimilating the operations and personnel of acquired companies;

•	Acquisition costs may result in charges in a particular quarter, increasing variability in our quarterly earnings;

•	We may not realize the anticipated revenue increase from an acquisition;

•	We may be unable to realize the value of the acquired assets relative to the acquisition cost; and

•	Acquisitions may distract management from our existing businesses.

These factors could have a material adverse effect on our business, financial condition and operating results. In addition such acquisitions may cause our future quarterly financial results to fluctuate due to costs related to

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an acquisition, such as the elimination of redundant expenses or write-offs of impaired assets recorded in connection with acquisitions. Also, consideration paid for any future acquisitions could include our stock. As a result, future acquisitions could cause dilution to existing stockholders and to earnings per share, though the likelihood of voting dilution is limited by the ability of the Company to use low-vote Class A common stock. Furthermore, we may incur significant debt to pay for future acquisitions or investments or our use of cash to pay for acquisitions may limit other potential uses of our cash, including stock repurchases, dividend payments and retirement of outstanding indebtedness.

Risks associated with our international operations

Our operations are international in scope, exposing us to additional risk.

We derive over half of our total revenue from sales outside the United States. A significant aspect of our strategy is to focus on developing business in emerging markets. Our operating results could be negatively impacted by a variety of factors affecting our foreign operations, many of which are beyond our control. These factors include currency fluctuations, economic, political or regulatory conditions in a specific country or region, trade protection measures and other regulatory requirements. Additional risks inherent in international business activities generally include, among others:

•	Longer accounts receivable collection cycles;

•	Costs and difficulties of managing international operations and alliances;

•	Greater difficulty enforcing intellectual property rights;

•	Import or export requirements;

•	Natural disasters;

•	Changes in political or economic conditions;

•	Changes in regulatory requirements or tax law; and

•	Operating in geographies with a higher inherent risk of corruption, which could adversely affect our ability to maintain compliance with domestic and international laws, including, but not limited to, the U.S. Foreign Corrupt Practices Act and other anti-corruption laws.

We may experience foreign currency gains and losses.

We conduct a portion of our business in currencies other than the United States dollar. Our revenues and operating results may be negatively affected by fluctuations in foreign currency exchange rates. Changes in the value of major foreign currencies, including the euro, Australian dollar, British pound, Japanese yen and Brazilian real relative to the United States dollar can significantly and adversely affect our revenues, expenses and operating results.

The market for our Class A common stock is volatile

Our stock price could become more volatile and investments could lose value.

The market price of our Class A common stock and the number of shares traded each day has experienced significant fluctuations and may continue to fluctuate significantly. The market price for our Class A common stock may be affected by a number of factors, including, but not limited to:

•	Shortfalls in our expected net revenue, earnings or key performance metrics;

•	Changes in recommendations or estimates by securities analysts;

•	The announcement of new products by us or our competitors;

•	Quarterly variations in our or our competitors’ results of operations;

•	A change in our dividend or stock repurchase activities;

•	Developments in our industry or changes in the market for technology stocks;

•	Changes in rules or regulations applicable to our business; and

•	Other factors, including economic instability and changes in political or market conditions.
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The dual class structure of our common stock as contained in our charter documents could adversely impact the market for our common stock.

Our dual-class stock structure could adversely impact the market for our stock. The liquidity of our common stock may be adversely impacted by our dual-class structure because each class has less of a public float than it would if we had a single class of common stock. In addition, there are fewer Class B shares than Class A shares and Class B shares may be less desirable to the public due to the 20% higher dividend on Class A shares. Also, the holding of lower voting Class A common stock may not be permitted by the investment policies of certain institutional investors or may be less attractive to managers of certain institutional investors.

If research analysts do not publish research about our business or if they issue unfavorable commentary or downgrade our common stock, our stock price and trading volume could decline.

The trading market for our Class A common stock depends in part on the research and reports that research analysts publish about us and our business. If we do not maintain adequate research coverage, or if one or more analysts who covers us downgrades our stock or publishes inaccurate or unfavorable research about our business, the price of our Class A common stock could decline. If one or more of the research analysts ceases coverage of our company or fails to publish reports on us regularly, demand for our Class A common stock could decrease, which could cause our stock price or trading volume to decline.

We are obligated to maintain proper and effective internal control over financial reporting. We may not complete our analysis of our internal control over financial reporting in a timely manner, or this internal control may not be determined to be effective, which may adversely affect investor confidence in our company and, as a result, the value of our common stock.

We are required, pursuant to the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), to furnish a report by management on, among other things, the effectiveness of our internal control over financial reporting. This assessment will need to include disclosure of any material weaknesses identified by our management in our internal control over financial reporting, as well as a statement that our auditors have issued an attestation report on our internal controls.

While we were able to determine in our management’s report for fiscal 2014 that our internal control over financial reporting is effective, as well as provide an unqualified attestation report from our independent registered public accounting firm to that effect, we may not be able to complete our evaluation, testing, and any required remediation in a timely fashion or our independent registered public accounting firm may not be able to formally attest to the effectiveness of our internal control over financial reporting in the future. During the evaluation and testing process, if we identify one or more material weaknesses in our internal control over financial reporting that we are unable to remediate before the end of the same fiscal year in which the material weakness is identified, we will be unable to assert that our internal controls are effective. If we are unable to assert that our internal control over financial reporting is effective, or if our auditors are unable to attest to the effectiveness of our internal controls or determine we have a material weakness in our internal controls, we could lose investor confidence in the accuracy and completeness of our financial reports, which would cause the price of our common stock to decline.

If we are unable to pay quarterly dividends, our reputation and stock price may be harmed.

Our payment of dividends may require the use of a significant portion of our cash earnings. As a result, we may not retain a sufficient amount of cash to fund our operations or finance future growth opportunities, new product development initiatives and unanticipated capital expenditures which could adversely affect our financial performance. Additionally, our board of directors may, at its discretion, decrease or entirely discontinue the payment of dividends at any time. Our ability to pay dividends will depend on our ability to generate sufficient cash flows from operations in the future. This ability may be subject to certain economic, financial, competitive and other factors that are beyond our control. Any failure to pay dividends may negatively impact our reputation and investor confidence in use and may negatively impact the price of our common stock.

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Our common stock ownership is concentrated

The dual class structure of our common stock as contained in our charter documents has the effect of concentrating voting control with certain stockholders, including Karl Lopker and Pamela Lopker, thus limiting our other stockholders’ ability to influence corporate matters.

Our Class B common stock has one vote per share and our Class A common stock has 1/20th vote per share. Stockholders who hold shares of our Class B common stock together held approximately 83% of the voting power of our outstanding capital stock as of October 31, 2014. As of October 31, 2014, Karl Lopker and Pamela Lopker jointly and beneficially owned approximately 59% of the outstanding shares of our Class A and Class B common stock, representing approximately 58% of the voting power of our outstanding capital stock. Currently they have sufficient voting control to determine the outcome of a stockholder vote concerning:

•	The election and removal of all members of our board of directors, who determine our management and policies;

•	The merger, consolidation or sale of the Company or all of our assets; and

•	All other matters requiring stockholder approval, regardless of how our other stockholders vote their shares.

In addition, the holders of our Class B common stock collectively will continue to be able to control all matters submitted to our stockholders for approval even if their stock holdings represent less than 50% of the outstanding shares of our common stock. Because of the 20-to-1 voting ratio between our Class B and Class A common stock, the holders of our Class B common stock collectively will continue to control a majority of the combined voting power of our common stock even when the shares of Class B common stock represent as little as 5% of the combined voting power of all outstanding shares of our Class A and Class B common stock. This concentrated control will limit the ability of our Class A stockholders to influence corporate matters for the foreseeable future, and, as a result, the market price of our Class A common stock could be adversely affected.

This concentrated control limits the ability of our other stockholders to influence corporate matters and also limits the liquidity of the shares owned by other stockholders. Karl Lopker’s and Pamela Lopker’s concentrated control could discourage others from initiating potential merger, takeover or other change of control transactions; and, transactions could be pursued that our other stockholders do not view as beneficial. As a result, the market price of our Class A and Class B common stock could be adversely affected.

We are not required to comply with certain corporate governance rules of NASDAQ that would otherwise apply to us as a company listed on NASDAQ because we are a controlled company.

Specifically, we are not required to have a majority of independent directors on our board of directors and we are not required to have nominating and compensation committees composed of independent directors. Should the interests of Karl Lopker and Pamela Lopker differ from those of other stockholders, the other stockholders may not be afforded the protections of having a majority of directors on the board who are independent from our principal stockholders or our management.

Provisions in the Company's charter documents or Delaware law could discourage a takeover that stockholders may consider favorable.

Our Certificate of Incorporation contains certain other provisions that may have an "anti-takeover" effect. The Certificate of Incorporation contains authority for the Board to issue up to 5,000,000 shares of preferred stock without stockholder approval. Although the Company has no present intention to issue any such shares, we could issue such shares in a manner that deters or seeks to prevent an unsolicited bid for us. The Certificate of Incorporation also does not provide for cumulative voting and, accordingly, a significant minority stockholder could not necessarily elect any designee to the board of directors. In addition, Section 203 of the Delaware Corporation Law may discourage, delay, or prevent a change in control of us by imposing certain restrictions on various business combinations. Furthermore, our dual class structure concentrates the voting power of our stock in a small group of stockholders who would have the ability to control the outcome of a stockholder vote. As a result of these provisions in the Company's Certificate of Incorporation, including our dual class structure, and Delaware law, our stockholders may be deprived of an opportunity to sell their shares at a premium over prevailing market prices and it would be more difficult to replace our directors and management.

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We are dependent upon highly skilled personnel

Our performance depends on the talents and efforts of highly skilled employees, including the continued service of a relatively small number of key technical and senior management personnel. In particular, our Chairman of the Board and President, Pamela Lopker, and Chief Executive Officer, Karl Lopker, are critical to overall management of QAD, maintenance of our culture and setting our strategic direction. All of our executive officers and key employees are at-will employees and we do not have key-person insurance covering any of our employees. Our future success depends on our continuing ability to attract and retain highly skilled personnel in all areas of our organization. Competition for such personnel is intense and many of our competitors are larger and have greater financial resources for attracting skilled personnel. The loss of key technical and senior management personnel or the inability to attract and retain additional qualified personnel could have an adverse effect on our continued ability to compete effectively.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QAD Inc.

Dated: January 6, 2015	By:	/s/ Daniel Lender
Daniel Lender Chief Financial Officer, Secretary

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